UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Chardan NexTech Acquisition 2 Corp.

(Name of Registrant as Specified In Its Charter)

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PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS OF
CHARDAN NEXTECH ACQUISITION 2 CORP.
Dear Chardan NexTech Acquisition 2 Corp. Stockholders,
On behalf of the board of directors (the “Board”) of Chardan NexTech Acquisition 2 Corp., a Delaware corporation (“Chardan”, “we”, “our” or the “Company”), we cordially invite you to a special meeting (the “Special Meeting”) of stockholders of Chardan, to be held virtually via live webcast online at https://www.cstproxy.com/cnaq/2022 at 10:00 a.m. Eastern Time on August 5, 2022.
Even if you are planning on observing the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Special Meeting.
The Special Meeting is being held to consider and vote upon the following proposals:
(a)   Proposal No. 1 — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (c) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) included as part of the units sold in the Company’s initial public offering that was consummated on August 13, 2021 (the “IPO”), up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the trust account (the "Trust Account") by the Company's insiders, their affiliates or designees (the "Insiders") of $100,000 upon five days’ notice prior to August 13, 2022, or such other applicable deadline as may be extended (the “Extension,” such applicable extension deadline, the “Extended Date,” and such proposal, the “Extension Proposal”);
(b)   Proposal No. 2 — To amend the Investment Management Trust Agreement, dated August 10, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to authorize the Extension and its implementation by the Company (the “Trust Amendment Proposal”); and
(c)   Proposal No. 3  — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and the Trust Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.
Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.
The purpose of the Extension is to adjust the extension mechanics as currently provided in the Charter and referenced in the Trust Agreement for the deadline by which the Company must complete its previously announced business combination (the “Business Combination”) with Dragonfly Energy Corp., a Nevada corporation (“Dragonfly”). The Company entered into that certain Agreement and Plan of Merger, dated May 15, 2022, as amended on July 12, 2022, (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with Dragonfly and Bronco Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which

Merger Sub will merge with and into Dragonfly, with Dragonfly as the surviving corporation and wholly owned subsidiary of the Company. The Business Combination Agreement provides a covenant pursuant to which the Company and Sponsor must extend the initial deadline to consummate the Business Combination.
The Charter and the Trust Agreement provides that the Company has until August 13, 2022 (as may be extended up to two times by an additional three months each time (for a total of up to 18 months to complete a business combination)), to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). The Board believes that the initial business combination opportunity with Dragonfly is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to have the ability to extend the date by which the Company must complete an initial business combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Insiders of $100,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline). If the Extension Proposal and the Trust Amendment Proposal are approved, we plan to hold another shareholder meeting prior to the applicable Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto, and the preliminary proxy statement that the Company filed on July 21, 2022, in connection with the shareholder vote for the Business Combination, as it may be amended or supplemented from time to time. If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.
In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Company Common Stock, upon approval of the Extension Proposal. If the Extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Company Common Stock upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter and the Trust Agreement, each as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.
Based upon the amount held in the Trust Account as of March 31, 2022, which was $128,437,281, and estimated interest income and taxes post-March 31, 2022, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.15 at the time of the Special Meeting. The closing price of Company Common Stock on July 20, 2022, was $10.13. The Company cannot assure shareholders that they will be able to sell their Company Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)   (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)   prior to 5:00 p.m., Eastern Time, on August 3, 2022 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.
Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.
If the Extension is not approved and we do not consummate an initial business combination by August 13, 2022, then it is expected that the Insiders will elect to extend the initial August 13, 2022 deadline up to two times by an additional three months each time by, upon five days’ advance notice prior to the applicable deadline, depositing into the trust account $1,265,000 ($0.10 per share in either case, or an aggregate of $2,530,000), on or prior to the date of the applicable deadline, pursuant to the Charter and the Company's covenant to extend such deadline under the Business Combination Agreement. If the Insiders do not extend such date pursuant to the Charter and as required under the Business Combination Agreement or if the Business Combination is not consummated by the applicable deadline as may be extended, then we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of its remaining stockholders and the Board of Directors of the Company, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to its obligations to provide for claims of creditors and the requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 13, 2022 or by the applicable deadline as may be extended.
Approval of the Extension Proposal requires the affirmative vote of holders of a majority of the Company Common Stock.
Approval of the Trust Amendment Proposal requires the affirmative vote of holders of a majority of the Company Common Stock, including the Company Common Stock owned by initial shareholders of the Company.
Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of Company Common Stock present at the Special Meeting and entitled to vote thereon.
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL, “FOR” THE TRUST AMENDMENT PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.
The Board has fixed the close of business on July 11, 2022, as the record date for the Special Meeting. Only shareholders of record on July 11, 2022, are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
You are not being asked to vote on the Business Combination at this time. If you are a public shareholder, you will have the right to vote on the Business Combination (and to exercise your redemption rights, if you so choose) when it is submitted to the Company’s shareholders for approval.
All of our shareholders are cordially invited to observe the Special Meeting via the Internet at https://www.cstproxy.com/cnaq/2022. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting.
If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9500, or by emailing CNTQ.info@investor.morrowsodali.com.
On behalf of our board of directors, we would like to thank you for your support of Chardan NexTech Acquisition 2 Corp.
July 22, 2022
By Order of the Board,
/s/ Kerry Propper

Kerry Propper
Executive Chairman of the Board of Directors
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD COMPANY COMMON STOCK AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR COMPANY COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
This proxy statement is dated July 22, 2022
and is first being mailed to our shareholders with the form of proxy on or about July 22, 2022.

IMPORTANT
Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Special Meeting.
CHARDAN NEXTECH ACQUISITION 2 CORP.
17 STATE STREET, 21ST FLOOR
NEW YORK, NY 10004
NOTICE OF
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 5, 2022
TO THE STOCKHOLDERS OF CHARDAN NEXTECH ACQUISITION 2 CORP.
NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of stockholders of Chardan NexTech Acquisition 2 Corp., a Delaware corporation (“Chardan”, “we”, “our” or the “Company”), will be held virtually at https://www.cstproxy.com/cnaq/2022 at 10:00 a.m. Eastern Time, on August 5, 2022.
On behalf of Chardan’s board of directors (the “Board”), you are cordially invited to attend the special meeting, to conduct the following business items:
1.
Proposal No. 1 — The Extension Proposal —To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (c) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) included as part of the units sold in the Company’s initial public offering that was consummated on August 13, 2021 (the “IPO”), up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the trust account (the "Trust Account") by the Company's insiders, their affiliates or designees (the "Insiders") of $100,000 upon five days’ notice prior to August 13, 2022, or such other applicable deadline as may be extended (the “Extension,” such applicable extension deadline, the “Extended Date,” and such proposal, the “Extension Proposal”);

2.
Proposal No. 2 — The Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated August 10, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, to authorize the Extension and its implementation by the Company (the “Trust Amendment Proposal”); and

3.
Proposal No. 3 — The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and the Trust Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

v

The Company entered into that certain Agreement and Plan of Merger, dated May 15, 2022, as amended on July 12, 2022, (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with Dragonfly Energy Corp., a Nevada Corporation (“Dragonfly”), and Bronco Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into Dragonfly, with Dragonfly as the surviving corporation and wholly owned subsidiary of the Company. The purpose of the Extension is to adjust the extension mechanics as currently provided in the Charter and referenced in the Trust Agreement for the deadline by which the Company must complete the Business Combination with Dragonfly. If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.
Approval of each of the Extension Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension.
Approval of the Extension Proposal requires the affirmative vote of holders of a majority of the Company Common Stock.
Approval of the Trust Amendment Proposal requires the affirmative vote of holders of a majority of the Company Common Stock, including the Company Common Stock owned by initial shareholders of the Company.
Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of Company Common Stock present at the Special Meeting and entitled to vote thereon.
In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Company Common Stock, upon approval of the Extension Proposal. If the Extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Company Common Stock upon consummation of our initial business combination when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Charter and the Trust Agreement, each as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.
Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)   (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and
(ii)   prior to 5:00 p.m., Eastern Time, on August 3, 2022 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.
If the Extension is not approved and we do not consummate an initial business combination by August 13, 2022, then it is expected that the Insiders will elect to extend the initial August 13, 2022 deadline up to two times by an additional three months each time by, upon five days’ advance notice prior to the applicable deadline, depositing into the Trust Account $1,265,000 ($0.10 per share in either case, or an aggregate of $2,530,000), on or prior to the date of the applicable deadline, pursuant to the Charter and the Company's covenant to extend such deadline under the Business Combination Agreement. If the Insiders do not extend such date pursuant to the Charter and as required under the Business Combination Agreement or if the Business Combination is not consummated by the applicable deadline as may be extended, then we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of its remaining stockholders and the Board of Directors of the Company, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to its obligations to provide for claims of creditors and the requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 13, 2022 or by the applicable deadline as may be extended.
The Company’s sponsor is Chardan NexTech Investments 2 LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any common stock of the Company held by it or them, as applicable, if the Company fails to complete an initial business combination by August 13, 2022 or by the applicable deadline as may be extended. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 13, 2022 or by the applicable deadline as may be extended.
If the Company liquidates, the Insiders have agreed that they will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below $10.15 per public share, except as to any claims by a third party who executed a valid and enforceable agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account. Our board of directors has evaluated the Insiders’ financial net worth and believes they will be able to satisfy any indemnification obligations that may arise. However, the Insiders may not be able to satisfy their indemnification obligations, as we have not required the Insiders to retain any assets to provide for their indemnification obligations, nor have we taken any further steps to ensure that they will be able to satisfy any indemnification obligations that arise. Moreover, the Insiders will not be liable to our public stockholders and instead will only have liability to us. As a result, if we liquidate, the per-share distribution from the Trust Account could be less than approximately $10.15 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount then held in the Trust Account, inclusive of any interest not previously released to us, (subject to our obligations under Delaware law to provide for claims of creditors).
If each of the Extension Proposal and the Trust Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if each of the Extension Proposal and the Trust Amendment Proposal is approved.
The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $128,437,281 that was in the Trust Account as of March 31, 2022. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on July 11, 2022, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote. On the record date, there were 15,812,500 Company Common Stock issued and outstanding, including 11,000,000 shares of Company Common Stock that were initially sold as part of the IPO. The Company’s warrants do not have voting rights in connection with the proposals.
Your vote is important. Proxy voting permits shareholders unable to attend the Special Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board of Directors. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.
It is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing CNTQ.info@investor.morrowsodali.com.
By Order of the Board,
/s/ Kerry Propper

Kerry Propper
Executive Chairman of the Board of Directors
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING TO BE HELD ON AUGUST 5, 2022
This Notice of Special Meeting and Proxy Statement are available at https://www.cstproxy.com/cnaq/2022.

CHARDAN NEXTECH ACQUISITION 2 CORP.
PROXY STATEMENT
FOR THE SPECIAL MEETING
To Be Held at 10:00 a.m. on August 5, 2022
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Special meeting of Chardan NexTech Acquisition 2 Corp., a Delaware corporation (the “Company,” “Chardan,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held virtually at https://www.cstproxy.com/cnaq/2022 on August 5, 2022, at 10:00 a.m. Eastern Time.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this proxy statement, including statements as to the transactions contemplated by the business combination and related agreements, future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations of Dragonfly, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “plan,” “could,” “would,” “continue” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (some of which are beyond the control of Dragonfly or Chardan) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Chardan and its management, and Dragonfly and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations.
Factors that may impact such forward-looking statements include:
•
the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close our initial business combination, including the previously announced business combination (the “Business Combination”) with Dragonfly Energy Corp., a Nevada corporation (“Dragonfly”);

•
the amount of redemptions by our public shareholders;

•
the ability to retain key personnel and the ability to achieve shareholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and the resulting significant negative effects to the global economy;

•
disrupted global supply chains and significant volatility and disruption of financial markets;

•
increased expenses associated with being a public company;

•
our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•
our potential ability to obtain additional financing, if needed, to complete our initial business combination;

•
risks associated with acquiring an operating company in the disruptive technology sectors;

•
the ability of our officers and directors to generate a number of potential investment opportunities;

•
our public securities’ potential liquidity and trading;

•
the Trust Account being subject to the claims of third parties;

•
the use of proceeds not held in our Trust Account or available to us from interest income on the Trust Account balance; and

•
our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, the Company’s subsequent Quarterly Reports on Form 10-Q, and the Company’s preliminary proxy statement filed on July 21, 2022, in connection with the Business Combination, as it may be amended or supplemented from time to time. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held on virtually via live webcast online at https://www.cstproxy.com/cnaq/2022 on August 5, 2022 at 10:00 a.m. Eastern Time. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.
Chardan is a blank check company formed under the laws of Delaware on June 23, 2020. Chardan was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On August 10, 2021, Chardan entered into that certain Investment Management Trust Agreement, dated August 10, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”) in connection with the IPO and a potential business combination. On August 13, 2021, Chardan closed its initial public offering of 11,000,000 units, with each unit consisting of one share of its common stock and three-quarters of one warrant to purchase one share of its common stock at a purchase price of $11.50 per share, subject to adjustment as provided in Chardan’s final prospectus filed with the SEC on August 5, 2021 (File No. 333-254010). On August 18, 2021, the underwriters fully exercised their over-allotment option and purchased 1,650,000 additional units. At $10.00 per unit, the units from the Chardan IPO and exercise of the underwriters’ over-allotment option generated total gross proceeds of $126,500,000. Simultaneously with the consummation of the Chardan IPO, Chardan consummated the private sale of 4,361,456 warrants at $0.93 per warrant for an aggregate purchase price of $4,052,000. Simultaneously with the closing of the exercise of the underwriters’ over-allotment option, Chardan consummated the sale of an additional 266,402 private warrants at a purchase price of $0.93 per private warrant in a private placement to Chardan NexTech 2 Warrant Holdings LLC, a Delaware limited liability company and an affiliate of the Sponsor (“Holdings”), generating gross proceeds of $247,500. A total of $128,397,500 was deposited into the Trust Account and the remaining net proceeds became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses. The Chardan IPO was conducted pursuant to a registration statement on Form S-1 that became effective on August 10, 2021. As of March 31, 2022, there was approximately $128,437,281 held in the Trust Account. Our charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by August 13, 2022 or by the applicable deadline as may be extended pursuant to the Charter and the Company’s covenant to extend such deadline under the Business Combination Agreement.
The Company entered into that certain Agreement and Plan of Merger, dated May 15, 2022, as amended on July 12, 2022, (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with Dragonfly and Bronco Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub will merge with and into Dragonfly, with Dragonfly as the surviving corporation and wholly owned subsidiary of the Company.
While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). The Board believes that the initial business combination opportunity with Dragonfly is compelling and in the best interests of our shareholders. Therefore, the

Board has determined that it is in the best interests of our shareholders to have the ability to extend the date by which the Company must complete an initial business combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Company’s insiders, their affiliates or designees (the “Insiders”) of $100,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline). If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.
What is being voted on?
You are being asked to vote on the following proposals:
1.
Proposal No. 1 — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (c) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) included as part of the units sold in the Company’s initial public offering that was consummated on August 13, 2021 (the “IPO”), up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Company's insiders, their affiliates or designees (the “Insiders”) of $100,000 upon five days’ notice prior to August 13, 2022, or such other applicable deadline as may be extended (the “Extension,” such applicable extension deadline, the “Extended Date,” and such proposal, the “Extension Proposal”);

2.
Proposal No. 2 — To amend the Investment Management Trust Agreement, dated August 10, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to authorize the Extension and its implementation by the Company (the “Trust Amendment Proposal”); and

3.
Proposal No. 3 — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and the Trust Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

If each of the Extension Proposal and the Trust Amendment Proposal is approved, we plan to hold another shareholder meeting prior to the applicable Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto, and the preliminary proxy statement that the Company filed on July 21, 2022, in connection with the shareholder vote for the Business Combination, as it may be amended or supplemented from time to time.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or the Company has not consummated an initial business combination by the applicable Extended Date.

What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Jonas Grossman and Alex Weil have been designated as proxies by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.
Can I attend the Special Meeting?
The Special Meeting will be held virtually via live webcast online at https://www.cstproxy.com/cnaq/2022 at 10:00 a.m. Eastern Time on August 5, 2022. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.
Why should I vote to approve the Extension?
The Charter and the Trust Agreement provides that the Company has until August 13, 2022 (as may be extended up to two times by an additional three months each time (for a total of up to 18 months to complete a business combination)), to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). The Board believes that the initial business combination opportunity with Dragonfly is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to have the ability to extend the date by which the Company must complete an initial business combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Insiders of $100,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline). If the Extension Proposal and the Trust Amendment Proposal are approved, we plan to hold another shareholder meeting prior to the applicable Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto, and the preliminary proxy statement that the Company filed on July 21, 2022, in connection with the shareholder vote for the Business Combination, as it may be amended or supplemented from time to time. If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.
If the Extension is not approved and we do not consummate an initial business combination by August 13, 2022, then it is expected that the Insiders will elect to extend the initial August 13, 2022 deadline up to two times by an additional three months each time by, upon five days’ advance notice prior to the applicable deadline, depositing into the Trust Account $1,265,000 ($0.10 per share in either case, or an aggregate of $2,530,000), on or prior to the date of the applicable deadline, pursuant to the Charter and the

Company’s covenant to extend such deadline under the Business Combination Agreement. If the Insiders do not extend such date pursuant to the Charter and as required under the Business Combination Agreement or if the Business Combination is not consummated by the applicable deadline as may be extended, then we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of its remaining stockholders and the Board, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to its obligations to provide for claims of creditors and the requirements of applicable law. Furthermore, the Trust Agreement provides that if Chardan does not complete an initial business combination by August 13, 2022, or by the applicable deadline as extended pursuant to the Charter, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.
We believe that the provisions of the Charter and the Trust Agreement described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our entry into the Business Combination Agreement, and our belief that the Business Combination offers an attractive investment for our shareholders, the Extension is warranted.
In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Company Common Stock, upon approval of the Extension Proposal. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.
Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the applicable Extended Date to complete an initial business combination.
Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.
How do the Company Insiders intend to vote their shares?
The Sponsor, the Company’s directors, officers and initial shareholders and their permitted transferees (collectively, the “Initial Shareholders”) collectively have the right to vote approximately 20% of the Company’s issued and outstanding Company Common Stock (as defined below), and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders.
Subject to applicable securities laws, the Insiders may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Insiders purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares.
The Sponsor may purchase shares of common stock of Chardan in the open market and reduce (i) its purchase price under the Subscription Agreement by an amount equal to the number of shares purchased in the open market multiplied by the per-share redemption amount received by public stockholders who elect to redeem their shares prior to Closing (such amount, the “Open Market Purchase Credit”) and (ii) the number of its PIPE securities by an amount equal to the Open Market Purchase Credit divided by ten, rounded to the nearest whole share (the “Open Market Share Credit”). Such purchases (“Open Market Purchases”) will be made prior to the Closing and will be separate from the redemption processes conducted in connection with the Extension Proposal or with the Business Combination. The purposes of any Open Market Purchases would be to reduce the number of shares of Company Common Stock that may be redeemed in connection with the Business Combination, and may include a business decision to increase such purchaser’s ownership at an attractive price. The Sponsor will only make Open Market Purchases to the extent the price per common stock of Chardan so acquired is no higher than the redemption price that would be available in connection with the redemption procedures described in this proxy statement. In addition, the Sponsor will waive any redemption rights with respect to any shares of Company Common Stock purchased in Open Market Purchases, including with respect to any redemption rights upon approval of the Extension Proposal, and will not vote any shares of Company Common Stock purchased in Open Market Purchases in favor of a proposed initial business combination such as the Business Combination.
In addition, subject to applicable securities laws, Chardan Capital Markets, LLC, an affiliate of the Sponsor ("Chardan Capital Markets"), may make Open Market Purchases by purchasing shares of Company Common Stock on the open market prior to the closing of the Business Combination and separate from the redemption processes conducted in connection with the Extension Proposal or with the Business Combination. The purposes of any Open Market Purchases would be to reduce the number of shares of Company Common Stock that may be redeemed in connection with the Business Combination and may include a business decision to increase such purchaser’s ownership at an attractive price. Chardan Capital Markets will only make Open Market Purchases to the extent the price per common stock of Chardan so acquired is no higher than the redemption price that would be available in connection with the redemption procedures described in this proxy statement. In addition, Chardan Capital Markets will waive any redemption rights with respect to any shares of Company Common Stock purchased in Open Market Purchases, including with respect to any redemption rights upon approval of the Extension Proposal, and will not vote any shares of Company Common Stock purchased in Open Market Purchases in favor of a proposed initial business combination such as the Business Combination. If such purchases are made, the public “float” of Company Common Stock and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on the Nasdaq or another national securities exchange or reducing the liquidity of the trading market for Company Common Stock.
To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Company Common Stock for which the Company has received redemption requests pursuant to its redemption offer.
The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.
If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for a proposed initial business combination such as the Business Combination and could decrease the chances that a proposed initial business combination such as the Business Combination would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.
What vote is required to approve the Extension Proposal?
Approval of the Extension Proposal requires the affirmative vote of holders of a majority of the Company Common Stock.
What vote is required to approve the Trust Amendment Proposal?
Approval of the Trust Amendment Proposal requires the affirmative vote of holders of a majority of the Company Common Stock, including the Company Common Stock owned by initial shareholders of the Company.
What vote is required to approve the Adjournment Proposal?
Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of Company Common Stock present at the Special Meeting and entitled to vote thereon.
What if I want to vote against or don’t want to vote for any of the proposals?
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
Will you seek any further extensions to liquidate the Trust Account?
Other than the extension until the applicable Extended Date as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.
What happens if the Extension Proposal and the Trust Amendment Proposal are not approved?
If the Extension Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by August 13, 2022, then the Insiders will elect to extend the initial August 13, 2022 deadline up to two times by an additional three months each time by, upon five days’ advance notice prior to the applicable deadline, depositing into the Trust Account $1,265,000 ($0.10 per share in either case, or an aggregate of $2,530,000), on or prior to the date of the applicable deadline, pursuant to the Charter and the Company's covenant to extend such deadline under the Business Combination Agreement. If the Insiders do not extend such date pursuant to the Charter and as required under the Business Combination Agreement or if the Business Combination is not consummated by the applicable deadline as may be extended, then we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of its remaining stockholders and the Board of Directors of the Company, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to its obligations to provide for claims of creditors and the requirements of applicable law.
The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any common stock of the Company held by it or them, as applicable, if the Company fails to complete an initial business combination by August 13, 2022 or by the applicable deadline as may be extended. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 13, 2022 or by the applicable deadline as may be extended. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension is approved, what happens next?
The Company is continuing its efforts to complete its initial business combination, which will involve completing the closing conditions to the Business Combination Agreement, including, without limitation, holding a special meeting to consider and approve the Business Combination and related proposals.
The Company is seeking approval of the Extension to adjust the extension mechanics as currently provided in the Charter and as referenced in the Trust Agreement for the deadline by which the Company must complete the Business Combination. The Charter and the Trust Agreement each provide that the Company has until August 13, 2022 (as may be extended up to two times by an additional three months each time (for a total of up to 18 months to complete a business combination)), to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension and level of funding for the combined company, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). If shareholders approve the Business Combination, the Company expects to consummate the Business Combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of the Business Combination.
Upon approval of the Extension Proposal by the holders of at least a majority of the Company Common Stock, the Company will amend the Charter with the amendment in the form attached to this proxy statement as Annex A. Upon approval of the Trust Amendment Proposal by the holders of a majority of the Company Common Stock, the Company will amend the current Trust Agreement with an amendment in the form attached to this proxy statement as Annex B. The Company will remain a reporting company under the Exchange Act, and its units, Company Common Stock and public warrants will remain publicly traded.
If the Extension is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Company Common Stock held by the Sponsor through the Founder Shares (as defined below). We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension.
If the Extension is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space and secretarial and administrative services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation.
Where will I be able to find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.
Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination such as the Business Combination?
Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination such as the Business

Combination when it is submitted to shareholders. If you disagree with an initial business combination, such as the Business Combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our Charter.
How do I change my vote?
Shareholders may send a later-dated, signed proxy card to Chardan NexTech Acquisition 2 Corp., 17 State Street, 21st Floor New York, NY 10004; Attention: Secretary, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on August 5, 2022). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
If my shares are held in “street name,” will my broker automatically vote them for me?
If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.
Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum and will count as votes “AGAINST” the Extension Proposal and the Trust Amendment Proposal but will not count as votes cast for the Adjournment Proposal.
What is a quorum?
A majority of the voting power of all issued and outstanding shares of common stock entitled to vote as of the record date at the special meeting must be present in person, via the virtual meeting platform, or represented by proxy, at the special meeting to constitute a quorum and in order to conduct business at the special meeting. Abstentions will be counted as present for the purpose of determining a quorum. As of the record date for the special meeting, 7,906,251 shares of our common stock would be required to be present at the special meeting to achieve a quorum.
Who can vote at the Special Meeting?
In deciding all matters at the Special Meeting, each of our stockholders is entitled to one vote on each proposal presented at the special meeting for each share of common stock held of record as of July 11, 2022, the record date for the special meeting. As of the close of business on the record date, there were 15,812,500 outstanding shares of Company Common Stock. The Initial Shareholders collectively own all of our issued and outstanding Founder Shares, constituting approximately 20% of our issued and outstanding Company Common Stock.
Registered Shareholders.   If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.

Street Name Shareholders.   If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Company Common Stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”
Does the board of directors recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.
What interests do the Company’s directors and officers have in the approval of the proposals?
The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares, private placement warrants that may become exercisable in the future, any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”
Are there any appraisal or similar rights for dissenting shareholders?
The General Corporation Law of the State of Delaware does not provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.
What happens to the Company’s warrants if the Extension is not approved?
If the Extension is not approved and we do not consummate an initial business combination by August 13, 2022, then it is expected that the Insiders will elect to extend the initial August 13, 2022 deadline up to two times by an additional three months each time by, upon five days’ advance notice prior to the applicable deadline, depositing into the trust account $1,265,000 ($0.10 per share in either case, or an aggregate of $2,530,000), on or prior to the date of the applicable deadline, pursuant to the Charter and the Company's covenant to extend such deadline under the Business Combination Agreement. If the Insiders do not extend such date pursuant to the Charter and as required under the Business Combination Agreement or if the Business Combination is not consummated by the applicable deadline as may be extended, then we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of its remaining stockholders and the Board of Directors of the Company, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to its obligations to provide for claims of creditors and the requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 13, 2022 or by the applicable deadline as may be extended.
What happens to the Company’s warrants if the Extension is approved?
If the Extension is approved, the Company will continue to attempt to consummate an initial business combination until the applicable Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?
If you are a holder of record of Company Common Stock on July 11, 2022, the record date for the Special Meeting, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.
How do I redeem my Company Common Stock?
Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern Time, on August 3, 2022 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $27,500 and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Company Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Company Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Who can help answer my questions?
If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:
Chardan NexTech Acquisition 2 Corp.
17 State Street, 21st Floor
New York, NY 10004
Tel: (646) 465-9001
You may also contact the Company’s proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street,
5th Floor, South Tower,
Stamford, CT 06902
Individuals call toll-free: 800-662-5200
Banks and brokers call: 203-658-9500
Email: CNTQ.info@investor.morrowsodali.com
For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination filed with the SEC on May 16, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto, and the preliminary proxy statement filed on July 21, 2022, in connection with the shareholder vote for the Business Combination, as it may be amended or supplemented from time to time. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on August 3, 2022 (two business days prior to the vote at the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

RISK FACTOR
The proposed business combination with Dragonfly may be delayed or ultimately prohibited may not be able to complete the proposed business combination with Dragonfly since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.
The Business Combination may be subject to regulatory review and approval requirements by governmental entities, which may cause the Business Combination to be delayed or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit and/or unwind it. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.
In our view, it is unlikely that the Business Combination would be subject to or impacted by a CFIUS review. Nevertheless, we may determine that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay our business combination, or impose conditions with respect to such business combination, which may delay or prevent us from consummating the proposed Business Combination.
The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate the Business Combination within the applicable time period required, including as a result of extended regulatory review, we will, as promptly as reasonably possible but not more than five business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from the Business Combination and the appreciation in value of such investment. Additionally, if Chardan is unable to complete an initial business combination, Chardan’s warrants may expire worthless.

THE SPECIAL MEETING
Date, Time, Place and Purpose of the Special Meeting
The Special Meeting will be held virtually via live webcast at https://www.cstproxy.com/cnaq/2022 on August 5, 2022, at 10:00 a.m., Eastern Time to consider and vote upon the proposals to be put to the Special Meeting.
At the Special Meeting, you will be asked to consider and vote on proposals to:
1.
Proposal No. 1 — The Extension Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (c) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) included as part of the units sold in the Company’s initial public offering that was consummated on August 13, 2021 (the “IPO”), up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the trust account (the “Trust Account”) by the Company’s insiders, their affiliates or designees (the “Insiders”) of $100,000 upon five days’ notice prior to August 13, 2022, or such other applicable deadline as may be extended (the “Extension,” such applicable extension deadline, the “Extended Date,” and such proposal, the “Extension Proposal”);

2.
Proposal No. 2 — The Trust Amendment Proposal — To amend the Investment Management Trust Agreement, dated August 10, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to authorize the Extension and its implementation by the Company (the “Trust Amendment Proposal”); and

3.
Proposal No. 3 — The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and the Trust Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

Voting Power; Record Date
Only shareholders of record of the Company as of the close of business on July 11, 2022, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 15,812,500 Company Common Stock issued and outstanding, including 11,000,000 shares of common stock of the Company (that were initially sold as part of the IPO). The Company’s warrants do not have voting rights in connection with the proposals.
Quorum and Vote of Shareholders
A quorum of the Company’s stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Proxies that are marked “ABSTAIN” will be treated as shares present for purposes of determining the presence of a quorum on all matters. Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Special Meeting.

The Insiders own of record and are entitled to vote approximately 20% of the Company Common Stock as of the record date. Such shares, as well as any shares of common stock acquired in the aftermarket by the Sponsor, will be voted in favor of the proposals presented at the Special Meeting.
Votes Required
The approval of the Extension Proposal requires the affirmative vote of holders of a majority of Company Common Stock. Accordingly, if a valid quorum is established, a Chardan stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the Extension Proposal will have the same effect as a vote “AGAINST” such proposal.
The approval of the Trust Amendment Proposal requires the affirmative vote of holders of a majority of the Company Common Stock, including the Company Common Stock owned by initial shareholders of the Company. Accordingly, if a valid quorum is established, a Chardan stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.
The approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of Company Common Stock present at the special meeting and entitled to vote thereon. Accordingly, if a valid quorum is established, a Chardan stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the Adjournment Proposal will have the same effect as a vote “AGAINST” such proposals.
If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Company Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.
Voting
Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.
You can vote your shares at the Special Meeting in person or by proxy. You may observe the Special Meeting via live webcast online at https://www.cstproxy.com/cnaq/2022. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.
Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing CNTQ.info@investor.morrowsodali.com.

Revocability of Proxies
Shareholders may send a later-dated, signed proxy card to Chardan NexTech Acquisition 2 Corp., 17 State Street, 21st Floor New York, NY 10004; Attention: Secretary, so that it is received by the Company’s Secretary prior to the vote at the Special Meeting (which is scheduled to take place on August 5, 2022). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Special Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Attendance at the Special Meeting
The Special Meeting will be held virtually via live webcast online at https://www.cstproxy.com/cnaq/2022 at 10:00 a.m. Eastern Time, on August 5, 2022. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.
Solicitation of Proxies
The Company is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $27,500 and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Company Common Stock for their expenses in forwarding soliciting materials to beneficial owners of Company Common Stock and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies. You may contact Morrow at:
Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: CNTQ.info@investor.morrowsodali.com
Some banks and brokers have customers who beneficially own Company Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Company Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Dissenters’ Rights of Appraisal
The General Corporation Law of the State of Delaware (the “DGCL”) does not provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.
Notice of Shareholder Proposals
The DGCL and our Bylaws provide that we are required to provide at least 10 days’ advance notice of any stockholder meeting of the Company.

Other Business
The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
Principal Executive Offices
Our principal executive offices are located at 17 State Street, 21st Floor, New York, NY 10004. Our telephone number is (646) 465-9001. Our corporate website address is https://www.cnaq.com/. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL
Background
Chardan is a blank check company incorporated in Delaware on June 23, 2020. Chardan was formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On August 13, 2021, Chardan consummated the IPO of 11,000,000 units, at $10.00 per unit, generating gross proceeds of $110,000,000. Simultaneously with the closing of the IPO, Chardan NexTech 2 Warrant Holdings LLC, a Delaware limited liability company and an affiliate of the Sponsor (“Holdings”), purchased an aggregate of 4,361,456 private warrants at a price of $0.93 per warrant ($4,052,000 in the aggregate). Each private warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50 per share. On August 18, 2021, the underwriters fully exercised the over- allotment option and purchased an additional 1,650,000 units at a purchase price of $10.00 per unit, generating gross proceeds of $16,500,000. Simultaneously with the closing of the exercise of the over-allotment option, Chardan consummated the sale of 266,402 private warrants at a purchase price of $0.93 per private warrant in a private placement to Holdings, generating gross proceeds of $247,500.
The Charter provides that the Company has until August 13, 2022 (as may be extended up to two times by an additional three months each time (for a total of up to 18 months to complete a business combination)), to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). The Board believes that the initial business combination opportunity with Dragonfly is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to have the ability to extend the date by which the Company must complete an initial business combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Company’s insiders, their affiliates or designees (the “Insiders”) of $100,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline).
The Extension
We are proposing to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A hereof to authorize the Company to extend the date up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) by which the Company must (i) consummate its initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (iii) redeem all of the shares of Company Common Stock, upon the deposit into the Trust Account by the Insiders of $100,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline) (the “Extension,” such applicable extension deadline, the “Extended Date,” and such proposal, the “Extension Proposal”).
Reasons for the Proposal
The Company entered into the Business Combination Agreement on May 15, 2022, as amended on July 12, 2022 with Dragonfly and Merger Sub, pursuant to which Merger Sub will merge with and into Dragonfly, with Dragonfly as the surviving corporation and wholly owned subsidiary of the Company.
While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the board of directors of the Company (the “Board”) has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). The Board believes that the initial business combination opportunity with Dragonfly is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to have the ability to extend the date by which the Company must complete an initial business combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Insiders of $100,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline). If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the applicable Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 16, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto, and the preliminary proxy statement that the Company filed on July 21, 2022, in connection with the shareholder vote for the Business Combination, as it may be amended or supplemented from time to time. If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.
If the Extension is not approved and we do not consummate an initial business combination by August 13, 2022, then it is expected that the Insiders will elect to extend the initial August 13, 2022 deadline up to two times by an additional three months each time by, upon five days’ advance notice prior to the applicable deadline, depositing into the Trust Account $1,265,000 ($0.10 per share in either case, or an aggregate of $2,530,000), on or prior to the date of the applicable deadline, pursuant to the Charter and the Company's covenant to extend such deadline under the Business Combination Agreement. If the Insiders do not extend such date pursuant to the Charter and as required under the Business Combination Agreement or if the Business Combination is not consummated by the applicable deadline as may be extended, then we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of its remaining stockholders and the Board of Directors of the Company, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to its obligations to provide for claims of creditors and the requirements of applicable law.
We believe that the provision of the Charter described in the preceding paragraph was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our entry into the Business Combination Agreement and our belief that the Business Combination offers an attractive investment for our shareholders, the Extension is warranted.
The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the applicable Extended Date.
If the Extension Is Not Approved
If the Extension is not approved and we do not consummate an initial business combination by August 13, 2022, then it is expected that the Insiders will elect to extend the initial August 13, 2022 deadline up to two times by an additional three months each time by, upon five days’ advance notice prior to the applicable deadline, depositing into the Trust Account $1,265,000 ($0.10 per share in either case, or an aggregate of $2,530,000), on or prior to the date of the applicable deadline, pursuant to the Charter and the Company's covenant to extend such deadline under the Business Combination Agreement. If the Insiders do not extend such date pursuant to the Charter and as required under the Business Combination Agreement or if the Business Combination is not consummated by the applicable deadline as may be extended, then we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of its remaining stockholders and the Board of Directors of the Company, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to its obligations to provide for claims of creditors and the requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 13, 2022 or by the applicable deadline as may be extended.
The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any common stock of the Company held by it or them, as applicable, if the Company fails to complete an initial business combination by August 13, 2022 or by the applicable deadline as may be extended. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 13, 2022 or by the applicable deadline as may be extended.
If the Extension Is Approved
If the Extension is approved, the Company will amend the Charter with the amendment in the form attached to this proxy statement as Annex A. The Company will remain a reporting company under the Exchange Act, and its units, Company Common Stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination, and specifically the Business Combination, by the applicable Extended Date.
You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.
If the Extension is approved, any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares) from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Company Common Stock held by the Sponsor through the Founder Shares (as defined below). We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension.
If the Extension is approved, the Sponsor will continue to receive payments from the Company of $10,000 per month for office space and secretarial and administrative services until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation.
Redemption Rights
In connection with the approval of the Extension, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the applicable Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON JULY 11, 2022. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.
Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)   (a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and
(ii)   prior to 5:00 p.m., Eastern Time, on August 3, 2022 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.
Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.
Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Company Common Stock. Based upon the amount held in the Trust Account as of March 31, 2022, which was $128,437,281, estimated interest income and taxes post-March 31, 2022, and the Sponsor’s monthly obligation, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.15 at the time of the Special Meeting. The closing price of Company Common Stock on July 20, 2022, was $10.13. The Company cannot assure shareholders that they will be able to sell their Company Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your Company Common Stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.
United States Federal Income Tax Considerations for Shareholders Exercising Redemption Rights
The following is a discussion of U.S. federal income tax considerations generally applicable to holders of Company Common Stock that elect to have their Company Common Stock redeemed for cash if the Extension is completed. This discussion applies only to Company Common Stock that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
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the Sponsor or our directors and officers

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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market method of accounting;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies or real estate investment trusts;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

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persons that acquired Company Common Stock pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

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persons that hold Company Common Stock as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

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governmental organizations and qualified foreign pension funds;

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U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

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partnerships or other pass-through entities for U.S. federal income tax purposes (and investors in such entities);

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controlled foreign corporations; and

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passive foreign investment companies.

If a partnership for U.S. federal income tax purposes holds shares of Company Common Stock, the U.S. federal income tax treatment of the partners in the partnership will generally depend on the status of the partners and the activities of the partnership. Partners in partnerships holding shares of Company Common Stock should consult their tax advisors.
This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which subsequent to the date of this proxy statement may affect the tax consequences described herein. No assurance can be given that the U.S. Internal Revenue Service (the “IRS”) would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).
You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.
Redemption of Company Common Stock
In the event that a holder’s shares of Company Common Stock are redeemed pursuant to the redemption provisions described in this proxy statement, the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or other exchange of shares of Company Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of shares of Company Common Stock, a U.S. holder (as defined below) will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Company Common Stock,” and a Non-U.S. holder (as defined below) will be treated as described below under the section entitled “— Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Company Common Stock.” If the redemption does not qualify as a sale of shares of Company Common Stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. holder described below under the section entitled “— U.S. Holders — Taxation of Distributions,” and the tax consequences to a Non-U.S. holder described below under the section entitled “— Non-U.S. Holders — Taxation of Distributions.”
Whether a redemption of shares of Company Common Stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning warrants or otherwise) relative to all of our shares outstanding both before and after the redemption. The redemption of Company Common Stock will generally be treated as a sale of Company Common Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by it under certain attribution rules set forth in the Code. A holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Company Common Stock which could be acquired pursuant to the exercise of the warrants.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of shares of Company Common Stock must, among other requirements, be less than eighty percent (80%) of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account both redemptions by other holders of Company Common Stock). There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of Company Common Stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances.
The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of shares of Company Common Stock will be treated as a corporate distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— U.S. Holders — Taxation of Distributions,” and the tax effects to such Non-U.S. holder will be as described below under the section entitled “— Non-U.S. Holders — Taxation of Distributions.” After the application of those rules, any remaining tax basis of the holder in the redeemed Company Common Stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
A holder should consult its tax advisors as to the tax consequences of a redemption.
U.S. Holders
This section applies to you if you are a “U.S. holder.” A U.S. holder is a beneficial owner of our shares of Company Common Stock who or that is, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or

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a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Distributions.   If our redemption of a U.S. holder’s shares of Company Common Stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Company Common Stock,” such distributions will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in our Company Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Company Common Stock and will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Company Common Stock.”
Dividends received by a U.S. holder that is a taxable corporation will generally qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends received by a non-corporate U.S. holder will generally constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Company Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Company Common Stock.   If our redemption of a U.S. holder’s shares of Company Common Stock is treated as a sale or other taxable disposition, as discussed above under the section entitled “— Redemption of Company Common Stock,” a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the shares of Company Common Stock redeemed. Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Company Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Company Common Stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Company Common Stock (shares of Company Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.
Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its Company Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its Company Common Stock will generally equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of Company Common Stock treated as a return of capital.
Non-U.S. Holders
This section applies to you if you are a “Non-U.S. holder.” A Non-U.S. holder is a beneficial owner of our Company Common Stock who or that is, for U.S. federal income tax purposes:
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a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

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a foreign corporation; or

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an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a redemption.
Taxation of Distributions.   If our redemption of a Non-U.S. holder’s shares of Company Common Stock is treated as a distribution, as discussed above under the section entitled “— Redemption of Company Common Stock,” to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute a dividend for U.S. federal income tax purposes and, provided such dividend is not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of our Company Common Stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company Common Stock, which will be treated as described below under the section entitled “— Non-U.S. holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Company Common Stock.”
The withholding tax described above does not apply to a dividend paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividend will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. holder, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Company Common Stock.   If our redemption of a Non-U.S. holder’s shares of Company Common Stock is treated as a sale or other taxable disposition as discussed above under the section entitled “— Redemption of Company Common Stock,” subject to the discussions of FATCA and backup withholding, below a Non-U.S. holder will generally not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Company Common Stock, unless:
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the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder); or

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we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our Company Common Stock, and, in the case where shares of our Company Common Stock are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of our Company Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. holder’s holding period for the shares of our Company Common Stock.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. In the event the Non-U.S. holder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).
If the second bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale, exchange or other taxable disposition of shares of our Company Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our Company Common Stock is regularly traded on an established securities market, a buyer of our Company Common Stock (we would be treated as a buyer with respect to a redemption of Company Common Stock) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. There can be no assurance that our Company Common Stock will be treated as regularly traded on an established securities market. We believe that we are not and have not been at any time since our formation a United States real property holding company and we do not expect to be a United States real property holding corporation immediately after the Charter Extension is completed.
FATCA Withholding Taxes.   Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our Company Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN or W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. holders should consult their tax advisors regarding the effects of FATCA on a redemption of Company Common Stock.
Required Vote
Approval of the Extension Proposal requires the affirmative vote of holders of a majority of the Company Common Stock. Accordingly, if a valid quorum is established, a Chardan stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the Extension Proposal will have the same effect as a vote “AGAINST” such proposal. If the Extension is not approved and we do not consummate an initial business combination by August 13, 2022, then it is expected that the Insiders will elect to extend the initial August 13, 2022 deadline up to two times by an additional three months each time by, upon five days’ advance notice prior to the applicable deadline, depositing into the Trust Account $1,265,000 ($0.10 per share in either case, or an aggregate of $2,530,000), on or prior to the date of the applicable deadline, pursuant to the Charter and the Company's covenant to extend such deadline under the Business Combination Agreement. If the Insiders do not extend such date pursuant to the Charter and as required under the

Business Combination Agreement or if the Business Combination is not consummated by the applicable deadline as may be extended, then we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of its remaining stockholders and the Board of Directors of the Company, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to its obligations to provide for claims of creditors and the requirements of applicable law.
The Sponsor and all of the Company’s directors and officers are expected to vote all Company Common Stock owned by them in favor of the Extension. On the record date, the Sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 3,162,500 Founder Shares. See the section entitled “Beneficial Ownership of Securities” for additional information regarding the holders of Founder Shares and their respective ownership thereof.
Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.15 per share, based on the amounts held in the Trust Account as of March 31, 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.
To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Ordinary Shares for which the Company has received redemption requests pursuant to its redemption offer.
The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(1) of the Exchange Act) being at least $5,000,001.
If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the Special Meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Interests of the Sponsor and the Company’s Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

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If the Extension is not approved and we do not consummate an initial business combination by August 13, 2022, and the Insiders do not extend such date pursuant to the Charter as required under the Business Combination Agreement, the 3,162,500 aggregate Founder Shares held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the private placement warrants held by the Sponsor and its affiliates;

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In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

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If the Extension is not approved, no initial business combination is completed by August 13, 2022, and the Insiders do not extend such date pursuant to the Charter as required under the Business Combination Agreement, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors relating to indemnification or exculpation from monetary liability as set forth in the Charter;

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The Company’s officers or directors are expected to continue to serve in their roles at least through the date of the Special Meeting and may continue to serve following the Business Combination and receive compensation thereafter;

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The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension is not approved, we do not consummate an initial business combination by August 13, 2022, and the Insiders do not extend such date pursuant to the Charter as required under the Business Combination Agreement, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses;

Recommendation
As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL
Overview
On August 10, 2021, the Company entered into that certain Investment Management Trust Agreement, dated August 10, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”) in connection with the IPO and a potential business combination.
The proposed amendment to the Trust Agreement, in the form set forth in Annex B hereof (the “Trust Amendment”), would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Proposal, namely, to extend the date up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) by which the Company must (i) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (iii) redeem all of the shares of Company Common Stock included as part of the units sold in the Company’s IPO, upon the deposit into the Trust Account by the Insiders of $100,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline).
Reasons for the Proposal
The purpose of the Trust Amendment Proposal is to authorize the Extension under the Trust Agreement, as the Extension is not allowed under the Trust Agreement’s current terms. The Trust Agreement currently provides that if the Business Combination is not consummated by August 13, 2022 or such deadline as may be extended up to two times by an additional three months each time (for a total of up to 18 months) pursuant to the Charter, then the Trust Account shall be liquidated in accordance with the terms of the Trust Agreement and distributed to the Company’s public stockholders.
While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before August 13, 2022, to hold a special meeting to obtain shareholder approval of and consummate the Business Combination, but that an extension of three months, which was agreed to in the Business Combination Agreement, may be longer than is necessary to complete the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination and provide the appropriate length of extension, it is appropriate for the Company to be able to extend its existence in one month increments (for a maximum of three months in the aggregate). The Board believes that the initial business combination opportunity with Dragonfly is compelling and in the best interests of our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to have the ability to extend the date by which the Company must complete an initial business combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Insiders of $100,000 upon five days’ advance notice prior to August 13, 2022 (or such other applicable deadline). If the Extension Proposal is approved, we plan to hold another shareholder meeting prior to the applicable Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the SEC on May 16, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto, and the preliminary proxy statement that the Company filed on July 21, 2022, in connection with the shareholder vote for the Business Combination, as it may be amended or supplemented from time to time. If the closing of the Business Combination occurs prior to the scheduled date of the Special Meeting, the Special Meeting will be cancelled and will not be held.
We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our entry into the Business Combination Agreement and our belief that the Business Combination offers an attractive investment for our shareholders, the Extension is warranted. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Extension.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the applicable Extended Date.
Consequences if the Proposal is Not Approved
If the Trust Amendment Proposal is not approved and we do not consummate an initial business combination by August 13, 2022, then it is expected that the Insiders will elect to extend the initial August 13, 2022 deadline up to two times by an additional three months each time by, upon five days’ advance notice prior to the applicable deadline, depositing into the Trust Account $1,265,000 ($0.10 per share in either case, or an aggregate of $2,530,000), on or prior to the date of the applicable deadline, pursuant to the Charter and the Company’s covenant to extend such deadline under the Business Combination Agreement. If the Insiders do not extend such date pursuant to the Charter and as required under the Business Combination Agreement or if the Business Combination is not consummated by the applicable deadline as may be extended, then we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemption, subject to the approval of its remaining stockholders and the Board of Directors of the Company, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject (in the case of (ii) and (iii) above) to its obligations to provide for claims of creditors and the requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by August 13, 2022 or by the applicable deadline as may be extended.
Vote Required for Approval
The approval of the Trust Amendment Proposal requires the affirmative vote of holders of the majority of Company Common Stock including the Company Common Stock owned by initial shareholders of the Company. Accordingly, if a valid quorum is established, a Chardan stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposals.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its shareholders.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Trust Amendment Proposal. The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and the Trust Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of Company Common Stock present at the special meeting and entitled to vote thereon. Accordingly, if a valid quorum is established, a Chardan stockholder’s failure to vote by proxy or to vote at the special meeting with regard to the Adjournment Proposal will have the same effect as a vote “AGAINST” such proposals.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Trust Amendment Proposal, our Board will approve and declare advisable adoption of the Adjournment Proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information available to us as of July 22, 2022, with respect to our Company Common Stock held by:
•
each person known by us to be the beneficial owner of more than 5% of our Company Common Stock;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
The beneficial ownership of shares of Company Common Stock listed in the table below is based on 15,812,500 shares of Company Common Stock outstanding as of July 22, 2022. Voting power represents the combined voting power of Company Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the Company Common Stock vote together as a single class. The table below does not include any Company Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of July 22, 2022.
Name and Address of Beneficial Owner	Number of shares of Company Common Stock	% Ownership
All Directors and Executive Officers of Chardan as a Group (Nine Individuals)(1)	3,162,500	20.00%
Kerry Propper	—	—
Jonas Grossman(1)	3,030,500	19.20%
Alex Weil	22,000	*
Jonathan Biele	22,000	*
Perry Boyle	22,000	*
Roderick Hardamon	22,000	*
Jory Des Jardins	22,000	*
Hitesh Thakrar	22,000	*
Todd Thomson	22,000	*
Five Percent Holders of Chardan:
Chardan NexTech Investments 2 LLC(1)	3,030,500	19.20%
HGC Investment Management Inc.(2)	925,000	5.85%
MMCAP International Inc. SPC(3)	900,000	5.69%
Polar Asset Management Partners Inc.(4)	834,996	5.28%
Weiss Asset Management LP(5)	900,000	5.69%

(1)
The Sponsor is the record holder of such shares. Jonas Grossman is the sole member of the Sponsor. As such, Mr. Grossman may be deemed to have beneficial ownership of the common stock held directly by the Sponsor. Mr. Grossman disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Certain other employees of Chardan or its affiliates, including each of our executive officers, have direct or indirect membership interests in the Sponsor, and thus have pecuniary interests in certain of the reported shares.

(2)
Based solely on a Schedule 13G filed on February 14, 2022 — HGC Investment Management Inc., a company incorporated under the laws of Canada (“HGC”), is the investment manager to The HGC Fund LP, an Ontario limited partnership, and holds the shares of common stock on behalf of The HGC Fund LP. The principal address of HGC is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada. HGC disclaims beneficial ownership of any shares of common stock other than to the extent it may have a pecuniary interest therein, directly or indirectly.

(3)
Based solely on a Schedule 13G filed on February 7, 2022 — Consists of 900,000 shares of common stock held by a group with shared dispositive power consisting of MMCAP International Inc. SPC, a Cayman Islands exempted company (“MMCAP”), and MM Asset Management Inc., company incorporated under the laws of Canada (“MM”). The principal address for MMCAP is MCCAP International Inc. SPC, c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands. The principal address for MM is 161 Bay Street, TD Canada Trust Tower, Suite 2240, Toronto, Ontario M5J 2S1 Canada.

(4)
Based solely on a Schedule 13G filed on February 7, 2022 — Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada (“Polar”), is the investment manager of, and has voting and investment control with respect to the shares of common stock held by one or more investment accounts. The principal address for Polar is 16 York Street, Suite 2900, Toronto, Ontario, Canada M5J 0E6.

(5)
Based solely on a Schedule 13G filed on February 7, 2022 — Consists of 900,000 shares of common stock held by Weiss Asset Management LP, a Delaware limited partnership (“Weiss Asset Management”), WAM GP LLC, a Delaware limited liability company (“WAM GP”), and Andrew Weiss, an individual. Weiss Asset Management is the sole investment manager to a private investment partnership and one or more private investment funds. WAM GP is the sole general partner of Weiss Asset Management, and Andrew Weiss is the managing member of WAM GP. Shares reported for Weiss Asset Management, WAM GP, and Andrew Weiss include shares beneficially owned by the partnership and the private investment funds. The principal address for Weiss Asset Management, WAM GP, and Andrew Weiss is 222 Berkeley St., 16th Floor, Boston, Massachusetts 02116. Each of Weiss Asset Management, WAM GP, and Andrew Weiss disclaims beneficial ownership of the shares reported other than to the extent they may have a pecuniary interest therein, directly or indirectly.

Our Initial Shareholders beneficially own approximately 20% of our issued and outstanding Company Common Stock. In addition, because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Charter and approval of significant corporate transactions.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS
For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

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If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 17 State Street, 21st Floor New York, NY 10004, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Investor Info” https://www.cnaq.com/. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:
Chardan NexTech Acquisition 2 Corp.
17 State Street, 21st Floor
New York, NY 10004
Tel: (646) 465-9001
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
333 Ludlow Street, 5th
Floor, South Tower,
Stamford, CT 06902
Individuals call toll-free: 800-662-5200
Banks and brokers call: 203-658-9500
Email: CNTQ.info@investor.morrowsodali.com
If you are a shareholder of the Company and would like to request documents, please do so by July 29, 2022 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
* * *
The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
July 22, 2022

Annex A
CERTIFICATE OF AMENDMENT OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
CHARDAN NEXTECH ACQUISITION 2 CORP.
Chardan NexTech Acquisition 2 Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:
FIRST: Article FIFTH, Section E of the Amended and Restated Certificate of Incorporation of the Corporation (the “Charter”) is hereby amended in its entirety to read as follows:
“E. In the event that the Corporation does not consummate a Business Combination by August 13, 2022 (if not extended up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions)) upon the deposit into the trust account by the Corporation’s insiders, their affiliates or designees of $100,000 upon five days’ advance notice prior to August 13, 2022, or such other deadline, as applicable) (such date being referred to as the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per-share redemption price shall be equal to a pro rata share of the Trust Fund plus any pro rata interest earned on the funds held in the Trust Fund and not previously released to the Corporation for its working capital requirements or necessary to pay its taxes divided by the total number of IPO Shares then outstanding.”
SECOND: That said amendment was duly adopted in accordance with the applicable provisions of Sections 211 and 242 of the DGCL.
IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by a duly authorized officer this             day of            , 2022.
CHARDAN NEXTECH ACQUISITION 2 CORP.
By:
Name: Jonas Grossman
Title: Chief Executive Officer, President, Secretary and Treasurer

A-1

Annex B
PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT
This Amendment No. 1 (this “Amendment”), dated as of                  , 2022, to the Investment Management Trust Agreement (the “Trust Agreement”) is made by and between Chardan NexTech Acquisition 2 Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.
WHEREAS, the Company and the Trustee entered into the Trust Agreement on August 10, 2021;
WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;
WHEREAS, at an special meeting of the Company held on August 5, 2022, the Company’s stockholders approved (i) a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “A&R COI”) to authorize the Company to extend the date up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) by which the Company must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (c) redeem all of the shares of common stock, par value $0.0001 per share, of the Company included as part of the units sold in the Company’s initial public offering that was consummated on August 13, 2021, upon the deposit into the trust account by the Company’s insiders, their affiliates or designees of $100,000 upon five days’ advance notice prior to August 13, 2022, or such other date as may be extended (the “Extension”) and (ii) a proposal to amend the Trust Agreement to authorize the Extension and its implementation by the Company; and
NOW THEREFORE, IT IS AGREED:
1.   Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i)   Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (1) the 12-month anniversary of the closing of the IPO (“Closing”) (or the 18-month anniversary of the Closing if extended in full as described in the prospectus relating to the IPO) (“Last Date”), or (2) if the Company’s Board of Directors extends the time to complete the Business Combination up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions), upon the deposit into the Trust Account of $100,000 by the Company’s insiders, their affiliates or designees upon five days’ advance notice prior to August 13, 2022 or such other date as may be extended, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.”
2.   Exhibit B of the Trust Agreement is hereby amended and restated in its entirety as follows:

[Letterhead of Company]
[Date •]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, N.Y. 10004
Attn: Francis Wolf and Celeste Gonzalez
Re:   Trust Account — Termination Letter
Ladies & Gentlemen:
Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between Chardan NexTech Acquisition 2 Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of August 10, 2021 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination with a Target Company within the time frame specified in the Company’s Amended and Restated Certificate of Incorporation, as amended. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all the Trust Account investments and to transfer the total proceeds to the Trust Operating Account at J.P. Morgan Chase Bank, N.A to await distribution to the Public Stockholders. The Company has selected July 11, 2022 as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. It is acknowledged that no interest will be earned by the Company on the liquidation proceeds while on deposit in the Trust Checking Account. You agree to be the Paying Agent of record and in your separate capacity as Paying Agent, to distribute said funds directly to the Public Stockholders in accordance with the terms of the Trust Agreement and the Amended and Restated Certificate of Incorporation of the Company. Upon the distribution of all the funds in the Trust Account, your obligations under the Trust Agreement shall be terminated.
Very truly yours,
CHARDAN NEXTECH ACQUISITION 2 CORP.
By:

Jonas Grossman, Chief Executive Officer and Secretary
cc:   Chardan Capital Markets, LLC
3.   All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.
4.   This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.
5.   This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.
6.   This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Trust Agreement as of the date first written above.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee
By:

Francis Wolf, Vice President
CHARDAN NEXTECH ACQUISITION 2 CORP.
By:

Jonas Grossman, Chief Executive Officer and Secretary

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF CHARDAN NEXTECH ACQUISITION 2 CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Jonas Grossman and Alex Weil (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the Common Stock of Chardan NexTech Acquisition 2 Corp. (“CNTQ”), a Delaware Corporation, that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of stockholders of the Company to be held on August 5, 2022 at 10:00 am Eastern Time, virtually atRhttps://www.cstproxy.com/cnaq/ext2022 (the “Special Meeting”), and at any adjournments and/or postponementsOthereof.The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.Y THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 3.PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this exampleChardan NexTech Acquisition 2 Corp. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 THROUGH 3. Proposal No. 1 — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), pursuant to an amendment to the Charter in the form set forth in Annex A of this proxy statement, to authorize the Company to extend the date by which it must (a) consummate a merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination, which we refer to as our initial business combination, (b) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, or (c) redeem all of the shares of common stock, par value $0.0001 per share, of the Company (“Company Common Stock”) included as part of the units sold in the Company’s initial public offering that was consummated on August 13, 2021 (the “IPO”), up to three (3) times for an additional one (1) month each time (for a maximum of three one-month extensions) upon the deposit into the Trust Account by the Company's insiders, their affiliates or designees (the “Insiders”) of $100,000 upon five days’ notice prior to August 13, 2022, or such other applicable deadline as may be extended (the “Extension,” such applicable extension deadline, the “Extended Date,” and such proposal, the “Extension Proposal”);Proposal No. 2 — To amend the Investment Management Trust Agreement, dated August 10, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Company (the “Trustee”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of this proxy statement, to authorize the Extension and its implementation by the Company (the “Trust Amendment Proposal”); andProposal No. 3 — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”), which will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the Extension Proposal and the Trust Amendment Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Dated: , 2022Signature(Signature if held Jointly)When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of Proposals 1 through 3. If any other matters properly come before the meeting, unless such authorityis withheld on this proxy card, the Proxies will vote on such matters in their discretion.